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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ): October 28, 1999

                         Commission file number 0-17684
                                                --------

                        ML/EQ Real Estate Portfolio, L.P.
                        ---------------------------------
       (Exact name of registrant as specified in its governing instrument)

           Delaware                                      58-1739523
--------------------------------------------------------------------------------
   (State of Organization)                  (I.R.S. Employer Identification No.)

           3424 Peachtree Road N.E., Suite 800, Atlanta, Georgia     30326
          ----------------------------------------------------------------------
       (Address of principal executive office)                     (Zip Code)

  (Registrant's telephone number, including area code)            (404) 239-5002
                                                                  --------------


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                               REPORT ON FORM 8-K


Item 2.  Acquisition or Disposition of Assets

                On September 28, 2000, EML Associates, (the "Venture"), in which ML/EQ Real Estate Portfolio, L.P. (the "Partnership") holds an 80% interest, completed the sale of Northland Center, at a cash price of $18,000,000, of which the Venture's portion was approximately $12,899,000. Prior to the sale, the Venture held a 71.66% participation interest in Northland Center, which was transferred to the Venture and The Equitable Life Assurance Society of the United States ("Equitable") as tenants in common on July 22, 1994, by a deed in lieu of foreclosure. Northland Center is a regional shopping mall located in Southfield, Michigan. The Venture received $11,949,263 in cash at closing, after deduction for closing costs and prorations. The sale resulted in a loss of $6,782,501 to the Venture. Management anticipates making a special distribution of $2.57 per BAC on October 27, 2000, to holders of record as of September 28, 2000. The distribution is comprised of $2.29 per BAC, representing a return of capital from the sale proceeds, and $0.28 per BAC representing a distribution of cash on hand from operations. The cash on hand had been retained by the Venture to cover operating and working capital requirements, but is now available for distribution due to the sale of Northland Center. The Venture will distribute $1.9 million of operating cash, of which $1,520,000 or 80% will be distributed to the Partnership for distribution to BAC Holders, and $380,000 or 20% will be distributed to EREIM LP Associates. The purchaser, GP-Northland Center, LLC, is unaffiliated with the Partnership and the Venture, and the transaction was negotiated at arm's length.

                Under the Guaranty Agreement , EREIM LP Associates has agreed to pay to the Partnership an amount which when added to all distributions from the Partnership to BAC Holders will enable the Partnership to provide BAC Holders with a minimum return equal to their initial capital contributions ($20 per BAC) plus a 9.75% simple annual return on their adjusted capital contributions (which is defined as $20 per BAC reduced by distributions from sale or financing proceeds) calculated from the dates of investor closings. The unpaid cumulative minimum return under the Guaranty Agreement as of June 30, 2000 was $12.38 per BAC, which was reduced by $0.20 per BAC after the August 31, 2000 distribution, and which will be reduced by an additional $2.57 per BAC after the October 27, 2000 distribution. The remaining unpaid cumulative minimum return of $9.61 per BAC will be paid to BAC Holders prior to December 27, 2000.

Item 7.  Financial Statements and Exhibits

                  (a)      Pro Forma Financial Statements

                           (i) Pro Forma condensed consolidated balance sheet dated June 30, 2000 (unaudited).

                           (ii)     Pro Forma consolidated statement of
                                    operations for the six months ended June 30, 2000 and the year ended December 31, 1999 (unaudited).


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



                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 2000
                                   (unaudited)

This unaudited pro forma balance sheet is presented as if the Venture's sale of Northland Center had occurred on June 30, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2000, nor does it purport to represent the future financial position of the Partnership.

                                                                              Adjustments For
                                                                             Sale of Northland
                                                          Historical             Center              Pro Forma
                                                         ------------        -----------------      ------------
ASSETS

      NET REAL ESTATE INVESTMENTS                        $ 18,316,484        $(18,316,484)(A)       $         --

      CASH AND CASH EQUIVALENTS                             5,075,869          (2,371,065)(B)          2,704,804

      OTHER ASSETS - NET                                    3,434,844            (644,937)(C)          2,789,907
                                                         ------------        ------------           ------------

           TOTAL ASSETS                                  $ 26,827,197        $(21,332,486)          $  5,494,711
                                                         ============        ============           ============

LIABILITIES AND PARTNERS' CAPITAL

      LIABILITIES                                        $  2,406,235        $   (229,657)(C)       $  2,176,578

      MINORITY INTEREST IN THE VENTURE                     24,665,590          (1,736,500)(D)         22,929,090

      PARTNERS' CAPITAL

           General partners                                 2,281,933            (271,300)(E)          2,010,633
           Initial limited partner                              5,772                (308)(E)              5,464
           Limited partners (5,424,225 BACs                (2,532,333)        (19,094,721)(E)        (21,627,054)
           issued and outstanding)                       ------------        ------------           ------------


                Total partners' capital                      (244,628)        (19,366,329)           (19,610,957)
                                                         ------------        ------------           ------------

           TOTAL LIABILITIES AND PARTNERS'
           CAPITAL                                       $ 26,827,197        $(21,332,486)          $  5,494,711
                                                         ============        ============           ============

          See notes to pro forma condensed consolidated balance sheet.


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


                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

A. Represents the Venture's sale of Northland Center having a net book value of $18,316,484 at June 30, 2000.

B. Represents the amount of cash received by the Venture at closing of $11,949,263 offset by the $2.57 special distribution to BAC Holders.

C. Represents net other assets and liabilities of Northland Center transferred in connection with the sale.

D. Reflects 20% minority interest share of the $6,782,501 loss on the sale of Northland Center and distribution to the minority interest of $380,000

E. Reflects the Partnership's share of the $6,782,501 loss on the sale of Northland Center allocated 95% to the limited partners as a group and 5% to the general partners. The limited partners' share of the loss has been increased by the $2.57 per unit special distribution to BAC Holders.


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

                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (unaudited)

The accompanying pro forma consolidated statement of operations is presented as if the Venture's sale of Northland Center had occurred as of December 31, 1998. In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on December 31, 1998, nor does it purport to represent the results of operations for future periods.

                                                                            Adjustments For
                                                                           Sale of Northland
                                                          Historical            Center    (A)        Pro Forma
                                                         ------------      -----------------        ------------
REVENUE:

      Rental income                                      $  4,905,400        $ (4,884,416)          $     20,984
      Lease termination income                                     --                  --                     --
      Interest on loans receivable                                 --                  --                     --
                                                         ------------        ------------           ------------

           Total revenue                                    4,905,400          (4,884,416)                20,984
                                                         ------------        ------------           ------------

OPERATING EXPENSES:

      Real estate operating expenses                        2,806,275          (2,690,123)               116,152
      Depreciation and amortization                                --                  --                     --
      Real estate taxes                                       839,323            (839,323)                    --
      Property management fees                                107,072            (107,072)                    --
      Loss on write-down of real estate                     3,734,174          (3,734,174)
      assets                                                       --
      Asset management fees                                    96,476             (96,476)(B)                 --
      Amortization of guarantee fee                           134,126                  --                134,126
      General and administrative                               12,926                  --                 12,926
                                                         ------------        ------------           ------------

           Total operating expenses                         7,730,372          (7,467,168)               263,204
                                                         ------------        ------------           ------------

LOSS FROM  OPERATIONS                                      (2,824,972)          2,582,752               (242,220)

OTHER INCOME (EXPENSE):

      Loss on sale of real estate                                  --                  --                     --
      Interest and other nonoperating income                  273,037             (23,976)               249,061
                                                         ------------        ------------           ------------
           Total other income (expense) - net                 273,037             (23,976)               249,061
                                                         ------------        ------------           ------------

INCOME (LOSS) BEFORE MINORITY INTEREST                     (2,551,935)          2,558,776                  6,841

MINORITY INTEREST IN NET (INCOME) LOSS OF
CONSOLIDATED VENTURE                                        3,496,380            (484,423)             3,011,957
                                                         ------------        ------------           ------------

NET INCOME (LOSS)                                        $    944,445        $  2,074,353           $  3,018,798
                                                         ============        ============           ============

ALLOCATION OF NET INCOME (LOSS):
      General partners                                   $     47,222                               $    150,940
      Initial limited partner                                      41                                        132
      Limited partners                                        897,182                                  2,867,726
                                                         ------------                               ------------

TOTAL                                                    $    944,445                               $  3,018,798
                                                         ============                               ============

NET INCOME PER LIMITED PARTNER BAC                       $       0.16                               $       0.53
                                                         ============                               ============

WEIGHTED AVERAGE BACs OUTSTANDING                           5,424,225                                  5,424,225
                                                         ============                               ============

           See notes to pro forma consolidated statement of operations


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

                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (unaudited)

                                                                             Adjustments For
                                                                            Sale of Northland
                                                          Historical              Center  (A)        Pro Forma
                                                         ------------       -----------------       ------------
REVENUE:

      Rental income                                      $ 14,699,265        $(10,479,790)          $  4,219,475
      Lease termination income                                248,989            (128,989)               120,000
      Interest on loans receivable                             51,250                  --                 51,250
                                                         ------------        ------------           ------------

           Total revenue                                   14,999,504         (10,608,779)             4,390,725
                                                         ------------        ------------           ------------

OPERATING EXPENSES:

      Real estate operating expenses                        6,970,028          (5,553,320)             1,416,708
      Depreciation and amortization                           789,345            (789,345)                    --
      Real estate taxes                                     1,812,913          (1,485,808)               327,105
      Property management fees                                328,644            (216,078)               112,566
      Loss on write-down of real estate assets             21,020,338         (18,905,658)             2,114,680
      Asset management fees                                   361,999            (192,952)(B)            169,047
      Amortization of guarantee fee                           268,251                  --                268,251
      General and administrative                              412,537                  --                412,537
                                                         ------------        ------------           ------------

           Total operating expenses                        31,964,055         (27,143,161)             4,820,894
                                                         ------------        ------------           ------------

INCOME (LOSS) FROM  OPERATIONS                            (16,964,551)         16,534,382               (430,169)

OTHER INCOME (EXPENSE):

      Gain on sale of real estate                           4,540,599                  --              4,540,599
      Interest and other nonoperating income                  690,411             (57,789)               632,622
                                                         ------------        ------------           ------------

           Total other income (expense) - net               5,231,010             (57,789)             5,173,221
                                                         ------------        ------------           ------------

INCOME (LOSS) BEFORE MINORITY INTEREST                    (11,733,541)         16,476,593              4,743,052

MINORITY INTEREST IN NET (INCOME) LOSS OF
CONSOLIDATED VENTURE                                        2,161,787          (3,333,909)            (1,172,122)
                                                         ------------        ------------           ------------

NET INCOME (LOSS)                                        $ (9,571,754)       $ 13,142,684           $  3,570,930
                                                         ============        ============           ============

ALLOCATION OF NET INCOME (LOSS):
      General partners                                   $   (478,588)                              $    178,546
      Initial limited partner                                    (419)                                       156
      Limited partners                                     (9,092,747)                                 3,392,228
                                                         ------------                               ------------

TOTAL                                                    $ (9,571,754)                              $  3,570,930
                                                         ============                               ============

NET INCOME PER LIMITED PARTNER BAC                       $      (1.68)                              $       0.63
                                                         ============                               ============

WEIGHTED AVERAGE BACs OUTSTANDING                           5,424,225                                  5,424,225
                                                         ============                               ============

           See notes to pro forma consolidated statement of operations


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                        ML/EQ REAL ESTATE PORTFOLIO, L.P.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. On September 28, 2000, Northland Center was sold and all of the operating revenues and expenses have been eliminated for the period presented in arriving at pro forma amounts. The sale resulted in a loss of $6,782,501, which is not reflected in the pro forma statement of operations.

B. Represents the portion of asset management fees related to Northland Center. Asset management fees are based on the purchase price of each property multiplied by .75% annual basis points for rental properties. Asset management fees are paid to the Managing General Partner. Such asset management fees are then paid to Lend Lease Real Estate Investments, Inc, the advisor to the Partnership, by the Managing General Partner.


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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on behalf of the undersigned hereunto duly authorized.



                                     ML/EQ Real Estate Portfolio, L.P.


                                     By: EREIM Managers Corp.
                                     Managing General Partner





                                     By:     /s/ Debra L. Keller
                                           -----------------------
                                                 Debra L. Keller
                                     Vice President and Assistant Treasurer
                                     (Principal Accounting Officer)


Dated:  October 13, 2000


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